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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)    November 10, 1998
                                                         -----------------


                            UNIT INSTRUMENTS, INC.
             (Exact name of Registrant as specified in its charter)



         California                  0-10095                     33-0077406
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 (State or other jurisdiction      (Commission                 (IRS Employer
      of incorporation)            File Number)             Identification No)



     22600 Savi Ranch Parkway, Yorba Linda,  California             92887
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    (Address of principal executive offices)                      (Zip Code)



       Registrant's telephone number, including area code (714) 921-2640
                                                          --------------


                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)



                                 Page 1 of 14
                            Exhibit Index on Page 4
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Item 5.  Other Events

     On November 10, 1998, United States Filter Corporation, a Delaware corporation ("U.S. Filter"), Kinetics Acquisition Corp., a California corporation and wholly owned subsidiary of U.S. Filter ("Subcorp"), and Unit Instruments, Inc., a California corporation ("Unit") executed a Second Amendment to Agreement and Plan of Merger, a copy of which is incorporated by reference as
Exhibit 3.1 hereto (the "Second Amendment"), which revises the calculation of the merger consideration pursuant to the Agreement and Plan of Merger dated July 2, 1998 among Unit, U.S. Filter and Subcorp (as amended, the "Merger Agreement").

     Pursuant to the Merger Agreement, the "Exchange Ratio" is equal to the "Merger Consideration" (as hereinafter defined) divided by the average of the closing prices per share for shares of U.S. Filter Common Stock as reported on the New York Stock Exchange Composite Tape on each of the twenty (20) consecutive trading days ending on the fifth (5th) trading day preceding the closing date of the merger (the "U.S. Filter Share Value"). As revised by the Second Amendment, the "Merger Consideration" shall be determined as follows:
(i) if the U.S. Filter Share Value is greater than or equal to $22.00, then the Merger Consideration shall equal $10.00; (ii) if the U.S. Filter Share Value is less than $22.00 and greater than $12.00, then the Merger Consideration shall equal $8.00 plus the dollar amount equal to a fraction, the numerator of which shall be the U.S. Filter Share Value minus $12.00 and the denominator of which shall be five (5); and (iii) if the U.S. Filter Share Value is less than or equal to $12.00, then the Merger Consideration shall equal $8.00. U.S. Filter has the right to terminate the Merger Agreement if the average price of U.S. Filter common stock is less than $11.00. In addition, either U.S. Filter or Unit may terminate the Merger Agreement if the merger is not consummated by January 29, 1999.


Item 7.  Exhibits

Exhibit No.    Description

 3.1           Second Amendment to Agreement and Plan of Merger, dated November
               10, 1998

99.1           Press Release Dated November 10, 1998

                                       2
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         UNIT INSTRUMENTS, INC.


Date:  November 10, 1998                 By:  /s/ GARY N. PATTEN
                                              -----------------------
                                              Gary N. Patten
                                              Chief Financial Officer

                                       3
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                                 EXHIBIT INDEX


                                                                    Sequential
Exhibit No.      Description                                        Page No.
--------------   -----------                                        --------

3.1              Second Amendment to Agreement and Plan of Merger
                 dated November 10, 1998                                5

99.1             Press Release dated November 10, 1998                 __


                                       4